UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 11, 2024
Affirm Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-39888	84-2224323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 California Street
San Francisco, California	94108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 960-1518
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Class A common stock, $0.00001 par value	AFRM	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On June 11, 2024, Apple Inc. (“Apple”) announced that Affirm Holdings, Inc.’s (“Affirm”) payment products are expected to be available to Apple Pay users in the United States later this year. This will enable those users checking out online or in-app with Apple Pay on iPhone and iPad to be able to apply to pay over time with Affirm. Affirm does not expect this partnership to have a material impact on revenue or gross merchandise volume in fiscal year 2025.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. All statements other than statements of historical fact are forward-looking statements, including statements regarding Apple’s plans to make Affirm’s payment solution available to Apple Pay customers, statements regarding the timing of Apple making Affirm’s payment solution available to Apple Pay customers, and statements regarding the future success of Affirm’s relationship with Apple and Apple Pay customers. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause Affirm’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and assumptions include factors relating to: Affirm’s need to attract additional merchants, partners and consumers and retain and grow its relationships with existing merchants, partners, including Apple, and consumers; the highly competitive and evolving nature of Affirm’s industry; Affirm’s need to maintain a consistently high level of consumer satisfaction and trust in its brand; the concentration of a large percentage of Affirm’s revenue with a small number of merchant partners and commerce platforms; Affirm’s ability to sustain its revenue growth rate or the growth rate of its related key operating metrics; Affirm’s ability to successfully maintain its relationship with existing originating bank partners and engage additional originating bank partners; Affirm’s ability to maintain, renew or replace its existing funding arrangements and build and grow new funding relationships; the impact of any of its existing funding sources becoming unwilling or unable to provide funding to it on terms acceptable to it, or at all; Affirm’s ability to effectively underwrite loans facilitated through its platform and accurately price credit risk; the performance of loans facilitated through its platform; the impact of elevated market interest rates and corresponding higher negotiated interest rate spreads on its business; Affirm’s ability to grow effectively through acquisitions or other strategic investments or alliances, including its partnership with Apple; seasonal or other fluctuations in Affirm’s revenue and GMV as a result of consumer spending patterns; and other risks that are described in Affirm’s most recent Annual Report on Form 10-K and in its other filings with the U.S. Securities and Exchange Commission.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRM HOLDINGS, INC.

By:	/s/ Michael Linford
Name: Michael Linford
Title: Chief Financial Officer

Date: June 11, 2024
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